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                                                                   EXHIBIT 10.19
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                           INDEMNIFICATION AGREEMENT
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     Indemnification Agreement made and entered into this 27th day of February,
1998 ("Agreement"), by and between MARQUETTE MEDICAL SYSTEMS, INC., a Wisconsin corporation (the "Company"), and FREDERICK A. ROBERTSON, Indemnitee ("Indemnitee"):

     WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

     WHEREAS, the difficulties of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons;

     WHEREAS, Sections 180.0850 through 180.0859 of the Wisconsin Business Corporation Law provide mandatory and permissive indemnification to be afforded by Wisconsin corporations to their directors;

     WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future by providing, in addition to indemnification provided by law, the Company's agreement as to additional indemnification rights;

     WHEREAS, it is reasonable, prudent, and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

     WHEREAS, Indemnitee is willing to serve, continue to serve, and to take on additional service for or on behalf of the Company on the condition that he be so indemnified;

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:
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     Section 1.  Services by Indemnitee.  Indemnitee agrees to serve as a
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director, officer, employee, or agent of the Company. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in any such position.

     Section 2.  Indemnification.  The Company shall indemnify Indemnitee to the
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fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended. Without diminishing the scope of the indemnification provided by this Section 2, the rights of indemnification of Indemnitee provided hereunder shall include, but shall not be limited to, those rights set forth hereinafter, except to the extent expressly prohibited by applicable law.

     Section 3.  Action or Proceeding Other than an Action by or in the Right of
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the Company.  In addition to the indemnification of Indemnitee provided pursuant
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to the other provisions hereof, Indemnitee shall be entitled to the indemnification rights provided in this Section 3 if he is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative in nature, other than an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee, agent, or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, or fiduciary of any other entity or by reason of anything done or not done by him in such capacity. Pursuant to this Section 3, Indemnitee shall be indemnified against all expenses (including attorneys' fees), costs, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding (including, but not limited to, the investigation, defense, or appeal thereof), unless such amounts were incurred because the director breached or failed to perform a duty owed to the Company and the breach or failure to perform constitutes:

          (a) a willful failure to deal fairly with the Company or its shareholders in connection with a matter in which the director has a material conflict of interest;

          (b) a violation of the criminal law, unless the director had reasonable cause to believe that his conduct was lawful or no reasonable cause to believe that his conduct was unlawful;

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          (c)  a transaction from which the director derived an improper personal profit; or

          (d)  willful misconduct.

     Section 4.  Actions by or in the Right of the Company.  In addition to the
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indemnification of Indemnitee provided pursuant to the other provisions hereof,
Indemnitee shall be entitled to the indemnification rights provided in this
Section 4 if he is a person who was or is made a party or is threatened to be made a party to any threatened, pending, or completed action or suit brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent, or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, or fiduciary of any other entity by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against all expenses (including attorneys' fees) and costs actually and reasonably incurred by him in connection with such action or suit (including, but not limited to, the investigation, defense, settlement, or appeal thereof), unless such amounts were incurred because the director breached or failed to perform a duty owed to the Company and the breach or failure to perform constitutes:

          (a) a willful failure to deal fairly with the Company or its shareholders in connection with a matter in which the director has a material conflict of interest;

          (b) a violation of the criminal law, unless the director had reasonable cause to believe that his conduct was lawful or no reasonable cause to believe that his conduct was unlawful;

          (c) a transaction from which the director derived an improper personal profit; or

          (d)  willful misconduct.

     Section 5.  Indemnification for Costs, Charges, and Expenses of Successful
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Party.  Notwithstanding the other provisions of this Agreement and in addition
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to the rights to indemnification set forth elsewhere herein, to the extent that
Indemnitee has served as a witness on behalf of the Company or has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, or proceeding referred to in Sections 3 and 4 hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against all costs, charges, and expenses (including attorneys'

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fees) actually and reasonably incurred by him or on his behalf in connection therewith.

     Section 6. Partial Indemnification.  In addition to the rights to
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indemnification set forth elsewhere herein, if Indemnitee is only partially successful in the defense, investigation, settlement, or appeal of any action, suit, investigation, or proceeding described in Section 3 or 4 hereof, and as a result, is not entitled under the other provisions of this Agreement to indemnification by the Company for the total amount of the expenses (including attorneys' fees), costs, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him, the Company shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5 hereof, to the extent Indemnitee has been partially successful.

     Section 7.  Determination of Entitlement to Indemnification. Upon written
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request by Indemnitee for indemnification pursuant to this Agreement, the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination:

          (a) by a majority vote of a quorum of the Board of Directors consisting of directors who are not at the time parties to the same or related proceedings; provided, however, that if a quorum of disinterested directors cannot be obtained, by a majority vote of a committee duly appointed by the Board of Directors and consisting solely of two or more directors who are not at the time parties to the same or related proceedings, directors who are parties to the same or related proceedings being able to participate in the designation of members of the committee;

          (b) by independent legal counsel selected by a quorum of the Board of Directors or its committee in the manner prescribed in (a) above or, if unable to obtain such a quorum or committee, by a majority vote of the full Board of Directors, including directors who are parties to the same or related proceedings;

          (c) by a panel of three arbitrators consisting of one arbitrator selected by those directors entitled under (b) above to select independent legal counsel, one arbitrator selected by the director seeking indemnification, and one arbitrator selected by the two arbitrators previously selected.

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          (d)  by an affirmative vote of shares determined in accordance with
     Section 180.0725 of the Wisconsin Business Corporation Law, shares owned by or voted under the control of persons who are at the time parties to the same or related proceedings, whether as plaintiffs or defendants, or in any other capacity, being ineligible to vote in making the determination;

          (e) by a court pursuant to Section 180.0854 of the Wisconsin Business Corporation Law.

Any costs or expenses (including attorneys' fees) incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Company. The Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues, or matters.

     Section 8. Presumptions and Effect of Certain Proceedings. The Secretary of
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the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within sixty (60) days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation, or proceeding described in Section 3 or 4 hereof by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of
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itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

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     Section 9. Advance of Expenses and Costs.  All reasonable expenses and
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costs incurred by Indemnitee (including attorneys' fees, retainers, and advances of disbursements required of Indemnitee) shall be paid by the Company in advance of the final disposition of such action, suit, or proceeding at the request of Indemnitee within twenty (20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such expenses and costs by the Company as provided by this Agreement or otherwise.

     Section 10.  Remedies of Indemnitee in Cases of Determination not to
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Indemnify or to Advance Expenses.  In the event that a determination is made
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that Indemnitee is not entitled to indemnifi  cation hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 7 and 8, or if expenses are not advanced pursuant to
Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Wisconsin or any other court of competent jurisdiction of his entitlement to such indemnification or advance. Alternatively, Indemnitee at his option may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of the American
Arbitrator Association, such award to be made within sixty (60) days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration or any other claim but may oppose such claim. Such judicial proceeding or arbitrator shall be made de novo and Indemnitee shall not be prejudiced by reason of a
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determination (if so made) that he is not entitled to indemnification.  If a determination is made or deemed to have been made pursuant to the terms of
Section 7 or Section 8 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding, and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all reasonable expenses (including

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attorneys' fees) and costs actually incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings).

     Section 11.  Other Rights to Indemnification.  The indemnification and
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advancement of expenses (including attorneys' fees) and costs provided by this
Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-Laws, agreement, provision of the Articles of Incorporation, vote of stockholders or disinterested directors, provision of law, or otherwise.

     Section 12. Attorneys' Fees and Other Expenses to Enforce Agreement.  In
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the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover form the Company and shall be indemnified by the Company against, any actual expenses for attorneys' fees and disbursements reasonably incurred by him.

     Section 13. Duration of Agreement.  This Agreement shall continue until and
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terminate upon the later of:  (a) ten (10) years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Sections 3 and 4 of this Agreement; and (b) the final termination of all pending or threatened actions, suits, proceedings, or investigations with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devises, executors, administrators, or other legal representatives.

     Section 14.  Severability.  If any provision or provisions of this
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Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

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     Section 15.  Identical Counterparts.  This Agreement may be executed in one
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or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     Section 16.  Headings.  The headings of the paragraphs of this Agreement
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are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     Section 17.  Modification and Waiver.  No supplement, modification, or
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amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     Section 18.  Notice by Indemnitee.  Indemnitee agrees promptly to notify
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the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information, or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal, or investigative.

     Section 19.  Notices.  All notices, requests, demands, and other
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communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by and receipted for by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

     (a)  If to Indemnitee, to:    108W Ironwood Lane
                                   Mequon, Wisconsin  53092

     (b)  If to the Company, to:   Marquette Medical
                                   Systems, Inc.
                                   8200 West Tower Avenue
                                   Milwaukee, Wisconsin 53223

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

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     Section 20. Governing Law.  The parties agree that this Agreement shall be
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governed by, and construed and enforced in accordance with, the laws of the
State of Wisconsin, without giving effect to conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                            MARQUETTE MEDICAL SYSTEMS, INC.



                                            By:_________________________________

                                                  Michael J. Cudahy,
                                                  Chairman of the Board



                                            ____________________________________

                                            Frederick A. Robertson, Indemnitee

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